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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 17, 2006
                                                 -------------------------------

                               Comm Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                     0-17455                  23-2242292
------------------------------        ---------------        -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation)                         file number)         Identification No.)




125 North State Street, Clarks Summit, PA                        18411
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (570)586-0377
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 4.01 Change in Registrant's Certifying Accountant

At a meeting on August 16, 2006, the Joint Audit Committee of the Board of Directors of Comm Bancorp, Inc. (the "Company") received notice of the resignation of Kronick Kalada Berdy & Co., as it's independent registered public accounting firm to audit the Company's financial statements. This resignation is effective as of August 16, 2006. A copy of such letter of resignation is set forth at Exhibit 99.1 to this Form 8-K and incorporation by reference into this Form 8-K.

For the years ended December 31, 2005 and 2004, Kronick Kalada Berdy & Co.'s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Furthermore, for the years ended December 31, 2005 and 2004, and the interim periods ended March 31, and June 30, 2006, there were no disagreements with Kronick Kalada Berdy & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. During the years ended December 31, 2005 and 2004 and through August 16, 2006, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

This change in certifying accountant was not recommended or approved by the Joint Audit Committee of the Company.

The Company has provided Kronick Kalada Berdy & Co. with a copy of this Form 8-K prior to its filing and has requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Kronick Kalada Berdy & Co. agrees with the above statements and, if not, stating the respects they do not agree. Kronick Kalada Berdy & Co. has furnished that letter, and a copy of it is attached as Exhibit 16.1 to this Form 8-K.

The Joint Audit Committee of the Company has commenced the process to appoint a new independent registered public accounting firm to audit it's financial statements.



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Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

     16.1 Letter dated August 16, 2006, from Kronick Kalada Berdy & Co., addressed to the Securities and Exchange Commission.

     99.1 Letter of Resignation of Kronick Kalada Berdy & Co. as the Company's independent registered public accounting firm.



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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Comm Bancorp, Inc.
                                        ----------------------------
                                                (Registrant)


Date: August 17, 2006                By: /s/ Scott A. Seasock
                                        ----------------------------
                                        Scott A. Seasock
                                        Executive Vice President
                                        and Chief Financial Officer
                                        (Principal Financial Officer)



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                                 EXHIBIT INDEX
                                 -------------

Exhibit Number        Description
--------------      ---------------

    16.1 Letter dated August 16, 2006, from Kronick Kalada Berdy & Co., addressed to the Securities and Exchange Commission.

    99.1 Letter of resignation of Kronick Kalada Berdy & Co. as the Company's independent registered public accounting firm.


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